UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
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BULLION MONARCH MINING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BULLION MONARCH MINING, INC.

20 North Main Ste. 202

St. George, Utah 84770

(801) 426-8111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Bullion Monarch Mining, Inc.:

The 2010 Annual Meeting of the Shareholders (the “Annual Meeting”) of Bullion Monarch Mining, Inc., a Utah corporation (“Bullion Monarch” or the “Company,” and “we,” “our” or “us” and similar words of import)  will be held at  South Point Hotel, 9777 Las Vegas Blvd. South, Las Vegas, Nevada, Monday, October 04, 2010, at 11:00 a.m. Pacific Time.  At this year’s meeting, we plan to conduct the following business items:

(1)

To re-elect the current members of our Board of Directors;

(2)

To ratify the appointment of Mantyla McReynolds, LLC (“Mantyla McReynolds”) as our independent registered public accounting firm for the fiscal year ended April 30, 2011; and

(3)

To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on August 13 , 2010, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.  Only holders of record of common stock of Bullion Monarch at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting in person.  However, whether or not you expect to attend the Annual Meeting in person, you are urged to complete, your proxy.  If you send your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in this Proxy Statement.

Should any shareholder wish to submit a proposal for consideration at the next annual meeting of our shareholders, any such proposal must be received by us at our principal executive offices no later than June 04, 2011, which is one hundred twenty (120) days prior to the next annual meeting that is currently anticipated to be held on or about October 04, 2011.  Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities and Exchange Commission shall be considered untimely.

By the Order of the Board of Directors

/s/ Robert Morris III

Robert D. Morris III, Secretary

BULLION MONARCH MINING, INC.

20 North Main Ste. 202

St. George, Utah 84770

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information.

This Proxy Statement is being furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the annual meeting of our shareholders to be held at South Point Hotel 9777 Las Vegas Blvd. South Las Vegas, Nevada, Monday, October 04, 2010, at 11:00 a.m., and at any recess or adjournment thereof (the “Annual Meeting”).  It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10-K A-1 of the Securities and Exchange Commission for fiscal year ended April 30, 2010, this Proxy Statement and the accompanying Form of Proxy will be available online by August 20, 2010.  This is according to SEC Release 34-56135, which states as of January 1, 2009, Notice and access rules established by the Securities and Exchange Commission became mandatory for all Issuers to comply with.  Notice and Access requires all Issuers to post proxy materials on a cookie-free internet website and to provide notice to shareholders of the electronic availability of those materials.

VOTING RIGHTS AND SOLICITATION

Voting

The Board of Directors has fixed the close of business on August 13 , 2010, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, there were 38,686,210 shares of our common stock outstanding.  Holders of record of our common stock on the Record Date are entitled to cast one vote per share of common stock owned with respect to each matter to be considered at the Annual Meeting.

Each share of common stock will be voted in accordance with the instructions indicated in a properly executed Form of Proxy.  If no instructions are indicated, such shares will be voted as recommended by the Board of Directors.  If any other matters are properly presented to the Annual Meeting for action, the persons named in the Form of Proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.  A shareholder who has given a proxy may revoke it by voting in person at the Annual Meeting, or by giving written notice of revocation or a later-dated proxy to our Secretary at any time before the closing of the polls at the Annual Meeting.  Any written notice revoking a proxy should be sent to Bullion Monarch Mining, Inc., 20 North Main Ste. 202, St. George, Utah 84770, Attention: Mr. Robert D. Morris III, Secretary.  At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of Shareholders and described further in this Proxy Statement.

Vote Required

The presence, in person or by properly executed proxies, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.  Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

In the election of the directors, the nominees receiving the majority of the votes cast will be elected.  Accordingly, abstentions and broker non-votes will not affect the outcome of the election for directors.

Ratifying of the appointment of Mantyla McReynolds requires an affirmative vote of a majority of the common stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote.  In determining whether the appointment of Mantyla McReynolds has received the requisite number of affirmative votes, abstentions will be counted as shares entitled to vote and will have the same effect as a vote against such approval of the appointment of Mantyla McReynolds.  Broker non-votes, however, will be treated as not entitled to vote for the purposes of this proposal and will not be counted as votes for or against the appointment of Mantyla McReynolds.

Proxy Solicitation Costs

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Form of Proxy and any additional solicitation material that we may provide to shareholders.  Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners or directly to these beneficial owners.  Proxies will be solicited through the mail and may be solicited by our officers, directors and employees in person or by telephone.  These persons will not receive additional compensation for this effort.

Recommendation of the Board of Directors

The Board recommends that you vote FOR each of the nominees of the Board (Proposal 1), and FOR the approval of the appointment of Mantyla McReynolds (Proposal 2).

Effective Dates

The election of directors and appointment of Mantyla McReynolds as our auditors, if approved by our shareholders, will be effective immediately following the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The nominees for election as directors are the five members of our current Board of Directors: R. Don Morris, James A. Morris, Peter Passaro, John DeMara, and Larry L. Anderson, PhD.  Each director is to serve until the next annual meeting of our shareholders or the director’s prior death, resignation or termination and the appointment and qualification of a successor.  Rex Franson resigned as a director, effective October 31, 2009.  John DeMara was elected to the Board of Directors to fill this vacancy, effective November 19, 2009.

Nominees for Director

Name	Age	Position	Held Position Since
R. Don Morris	66	President, and Director	1969
Peter Passaro	64	Director	1991
James Andrew Morris	42	Chairman of Board	1992
John DeMara	42	Director	2009
Larry L. Anderson, PhD	74	Director	2008

R. Don Morris, 66, has served as President of Bullion Monarch Mining, Inc. since its incorporation in 2004. Prior to the establishment of the new company, he was President of Bullion Monarch Company, our predecessor, for many years. Mr. Morris is the force behind Bullion Monarch Mining. He has over 40 years of experience in the mineral industry from early exploration and development through production. Mr. Morris is best known for his involvement and development of the famous Carlin Trend in Northeast Nevada as President of MM&S Exploration Company, which was acquired by Bullion Monarch Company in 1969. Mr. Morris has worked in the mining industry throughout the world in various executive and management capacities. He has served on various Boards of Directors, including US Copper Corp., Gold Standard of Nevada, Metals Inc., Elko Ready Mix and Arco Aris Minerals. In the early 1990’s, Mr. Morris was invited as a special envoy to study the mineral industry in Russia, Yugoslavia and Bosnia. Mr. Morris has worked throughout North and South America, Europe and Asia. Mr. Morris received a Bachelor’s of Science degree in geology from Brigham Young University in 1966 and completed graduate studies at Colorado School of Mines and McKay School of Mines in Nevada.

Peter F. Passaro, 64, graduated from The University of Connecticut with a degree in Political Science in 1968. Soon after graduation, he began work at E&P Foundry, a non-ferrous manufacturer that produced products for the lock, pump, mailing and other industries. The company specialized in prototype castings in bronze and aluminum. In 1975, he was promoted to Vice President of E&P Foundry, responsible for manufacturing products for such companies as  Homelite, Pitney Bowes, Singer, Electrolux, Textron and others. In the late 1970’s, he began purchasing the company from its owner. In 1985, he became President and CEO of E&P Foundry and continued working in that capacity, successfully building the business, until he sold his interest in 1998. He has worked as a consultant in that industry since 1998.

James Andrew Morris, 42, has served on our Board of Directors since 1992. He graduated from Brigham Young University with a degree in Business Finance in 1993. He was employed by Merrill Lynch before founding a retail golf franchise, Utah Golf Equipment, LLC, in 1993. He was the owner/operator of this golf business until the time of its sale in 1999. Mr. Morris then began employment with Eagle Home Mortgage, in its Elko, Nevada, Branch. He held various positions at this firm and was ultimately appointed Branch Manager. During Mr. Morris’ tenure as Branch Manager, the Elko branch became the most profitable branch of all Eagle Home Mortgage Branches from 2006 through 2009. In 2004, he established M&P Development, a real estate development company, where he directed the planning and construction of three successful residential subdivisions in Elko, Nevada. He continues to serve as managing partner of M&P Development. In January 2010, Mr. Morris joined Bullion Monarch on a full-time basis, serving as CEO of EnShale and Chairman of the Board of Bullion Monarch.

 John DeMara, 42, earned a Master’s of Accounting degree from Brigham Young University in 1995. He received his Certified Public Accountant license in 1998. In January, 1996, he joined Deloitte & Touche, LLP: Tax Consulting and Advisory Services, as a tax consultant. He worked with clients in the hospitality, high-tech, bio-tech, construction, energy development, real estate and other industries. He worked full time for Deloitte & Touche until 2002. In 1996, he founded DeMara Investment Properties: Acquisition and Property Management, which he continues to operate successfully. Since 2002, Mr. DeMara has continued to consult for Deloitte & Touche LLP: Tax Consulting and Advisory Services, in San Francisco, on a part-time basis. He has over 12 years of corporate accounting experience in various industries. In addition to being a CPA, Mr. DeMara is a member of the Society of Petroleum Accountants and has experience serving the energy development industry.

Larry L. Anderson, 74, holds a Bachelor’s of Science in Mining Engineering and a PhD in Fuels Engineering, with a minor in Metallurgy, both from the University of Utah. Throughout his prestigious career, he has advised the U.S. Department of Energy and served as a lecturer for NATO Advanced Studies Institute on Fuel Science and Conversion. Currently, he works as Professor Emeritus for the Department of Chemical Engineering, University of Utah. Dr. Anderson is responsible for over 100 research reports and reviews concerning liquefaction and gasification of coal and conversion of plastics, municipal solid waste, agricultural and other wastes into synthetic liquids and gases. Dr. Anderson is credited with co-authoring two volumes related to the production of synthetic fuels from coal and various waste materials.

Director Qualification Guidelines

In evaluating potential directors, Mr. Morris and the Board will consider, among other matters, the following factors:

•

the appropriate size of our Board of Directors;

•

our needs with respect to the particular talents and experience of our directors;

•

the knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•

familiarity with the mining industry;

•

experience with accounting rules and practices; and

•

the desire to balance the benefit of continuity with the periodic injection of the fresh perspective that may be provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, Mr. Morris and the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although Mr. Morris and the Board of Directors may also consider such other factors as they may believe are in the best interests of Bullion Monarch and our shareholders.

Mr. Morris and the Board of Directors identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Committees

We do not have an Audit Committee, and we are is not required to have an Audit Committee; We do not believe that the lack of an Audit Committee will have any adverse effect on our financial statements, based upon current operations. Management will assess whether an Audit Committee may be necessary in the future.

Nominating or Governance Committee:  During the annual period ended April 30, 2010, there were no changes in the procedures by which security holders may recommend nominees to our Board of Directors; and we do not presently have a Nominating Committee for members of our Board of Directors.  Nominations are considered by the entire Board.

Our Bylaws do not contain any provision addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning shareholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the Chairman of the Board, Peter Passaro, addressed to: Bullion Monarch Mining, Inc., 20 North Main Ste. 202, St. George, Utah 84770, Attention: James A. Morris, Chairman of the Board. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

Compensation Committee: We do not currently have a Compensation Committee.

Code of Ethics

We have adopted a Code of Ethics that was attached as Exhibit 14 to our 10-KSB Annual Report for the fiscal year ended April 30, 2006, that can be accessed in the Edgar archives of the Securities and Exchange Commission at www.sec.gov.  For any shareholder who does not have Internet access, a copy of the Code of Ethics will be provided on request at no cost.

Communications with the Board of Directors

Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of shareholders.  In addition, our directors review and give careful consideration to any and all shareholder communications. Security holder communications may be sent to: Board of Directors, Bullion Monarch Mining, Inc., 20 North Main Ste. 202, St. George, Utah  84770. Communications may also be sent to any individual director at our address.

Meetings of the Board of Directors

During fiscal 2010, there were five meetings of the Board of Directors at which all members were present in person or by telephone conference; and during fiscal 2009 to the date hereof, there were four meetings of the Board of Directors at which all members were also present in person or by telephone conference.

Director Independence

We are not required to have any independent directors serving on our Board of Directors; however, we believe that John DeMara is an independent director, based upon the following definition of NASDAQ, which is quoted below from Rule 5605(a)(2).  Our Board of Directors has adopted this definition of an “independent director,” even though we are not required to have independent directors.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of each of the nominees listed herein.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table outlines information provided to the Company as of the Record Date, regarding beneficial ownership of Bullion Monarch common stock by our directors, executive management and any 5% beneficial owners.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	R. Don Morris (1)	7,756,162	20%
Common Stock	James A. Morris (2)	2,829,188	7.3%
Common Stock	Peter Passaro	3,435,594	8.9%
Common Stock	Robert D. Morris III	322,930	0.8%
Common Stock	Larry L. Anderson	0	0.0%
Common Stock	Philip Manning	832,132	2.2%
Common Stock	John DeMara	0	0.0%
Total		15,251,056	39.4%

(1) 105,000 shares are owned as UGMA for his minor children, 172,200 shares are owned in the name of R. Don Morris and his spouse as JTTEN.

(2) 25,000 shares are owned as JTTEN with Syndi Morris.

(3) 10,800 shares are owned as UGMA for his minor children and 7,000 shares are owned in the name of Peter F Passaro & Taimi C. Passaro, JTTEN.

(4) None has the right to acquire any shares of our common stock under any outstanding options, warrants or other rights.

EXECUTIVE COMPENSATION

Summary Compensation Table for the Fiscal Years ended April 30, 2010, 2009 and 2008

The following table provides information relative to compensation paid to our directors and executive officers for the fiscal years indicated.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Comp ($)(g)	Nonqualified Deferred Comp ($)(h)	All Other Compensation ($) (i)	Total Earnings ($) (j)
R. Don Morris President	2010 2009 2008	187,500 124,917 148,380	113,600						187,500 127,917 262,050
Peter Passaro Director	2010 2009 2008	34,500 30,862 30,000						9,000	34,500 30,862 39,000
James A. Morris Treasurer	2010 2009 2008	41,000 12,000 12,000						9,000	41,000 12,000 21,000
Larry L. Anderson Director	2010 2009	12,000 7,000							12,000 7,000
Robert Morris III, Secretary	2010 2009	113,000 54,455							113,000 54,455
Philip Manning, Chief Financial Officer	2010	45,000							45,000
John DeMara	2010	2,000							2,000

Certain Relationships and Related Transactions

Except as indicated below or in the Summary Compensation Table above, there were no material transactions, or series of similar transactions, during our last three fiscal years, or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of Bullion Monarch common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Family Relationships

R. Don Morris and James A. Morris are father and son, respectively.

Involvement in certain legal proceedings

During the past 10 years, none of our present or former directors, executive officers or persons nominated to become directors or executive officers or persons who are or may be deemed to be our founders have been the subject of any of the following:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors have been filed.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors appointed Mantyla McReynolds as our registered public accounting firm for the fiscal years ended April 30, 2010, 2009 and 2008.  The Board of Directors has again appointed Mantyla McReynolds as our registered public accounting firm for the fiscal year ending April 30, 2011.  In order to ratify this appointment, this proposal will be presented at the Annual Meeting.  A representative from Mantyla McReynolds will not be present at the Annual Meeting.

Audit Fees

The total fees paid to Mantyla McReynolds for professional services performed in connection with the audit of our financial statements for the fiscal year ended April 30, 2010, and for review of our financial statements in connection with our Quarterly Reports on Form 10-QSB filed for that year, were approximately $63,405.  In comparison, we paid $64,464 in fees during the fiscal year ended April 30, 2009, which included a review of our financial statements for our Quarterly Reports and other reviews related to regulatory filings required by the Securities and Exchange Commission.

Audit-Related Fees

The total fees paid to Mantyla McReynolds for audit-related fees during the last two fiscal years were 5,330 for the fiscal year ended April 30, 2010.  In comparison we paid $11,987 in fees during the fiscal year ended April 30, 2009.

Tax Fees

The Company has not paid any fees to Mantyla McReynolds for tax fees during the last two fiscal years.

All Other Fees

The Company has not paid any fees for products and services provided by Mantyla McReynolds not reported under “Audit fees,” “Audit-related fees” and “Tax fees” in the last two fiscal years.

Pre-approval and Policies

Bullion Monarch has not adopted an Audit Committee; therefore, there is no Audit Committee policy in this regard. However, we do require approval in advance of the performance of professional services to be provided to us by our principal accountant. Additionally, all services rendered by our principal accountant are performed pursuant to a written engagement letter between Bullion Monarch and the principal accountant.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the appointment of Mantyla McReynolds.

PROPOSAL 3

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting.  If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote thereon in accordance with their best judgment.

A copy of our Annual Report filed on Form 10-K A-1 for the fiscal year ended April 30, 2010, accompanies this Proxy Statement.

We look forward to seeing many of our shareholders at our Annual Meeting.  If you are unable to attend, please do not forget to submit your proxy to have your shares voted according to your wishes.

Sincerely,

/s/ R. Don Morris

R. Don Morris

President & CEO

FORM OF PROXY

FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD OCTOBER 04, 2010

This Proxy Is Solicited by Management of the Company.

The undersigned shareholder of Bullion Monarch Mining, Inc. (the “Company”), hereby appoints R. Don Morris or __________________________ as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Shareholders to be held October 04, 2010, at 11:00 am PST, and to vote said shareholder’s shares as follows:

I direct that my proxy vote as follows:

1.

On Proposal 1 to elect R. Don Morris, Peter Passaro, James A. Morris, John DeMara, and Larry L. Anderson, PhD, to the Board of Directors to serve until the next Annual Meeting:

R. Don Morris:	_____ For	_____ Against	____ Abstain

Peter Passaro:	_____ For	_____ Against	____ Abstain

James A. Morris:	_____ For	_____ Against	____ Abstain

John DeMara:	_____ For	_____ Against	____ Abstain

Larry L. Anderson, PhD	_____ For	_____ Against	____ Abstain

2.

On a resolution ratifying the re-selection of Mantyla McReynolds as the Company’s independent registered public accounting firm.

_____ For         _____ Against            _____ Abstain

I authorize my proxy to vote as his discretion may dictate on the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

In the event R. Don Morris is unable to attend this Annual Meeting, then John DeMara shall be authorized to vote these shares in his place in the above-prescribed manner with the same discretion granted to Mr. Morris.

Print Name of Shareholder Number of Shares
Signature of Shareholder Date
Address: _ Street or P.O. Number City State Zip

Print Name of Shareholder Number of Shares
Signature of Shareholder Date
Address: _ Street or P.O. Number City State Zip

*** Exercise Your *Right* to Vote ***

BULLION MONARCH MNG INC

BROKER LOGO HERE

Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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Investor Address Line 3
Investor Address Line 4
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: August 13, 2010
Date: October 04, 2010 **Time:** 11:00 AM PST
Location: South Point Hotel
Las Vegas Blvd.
South Las Vegas, NV 89183

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1 R. Don Morris

2 Peter Passaro

3 James A. Morris

4 John Demara

5 Larry L. Anderson, PhD

The Board of Directors recommends you vote FOR the following proposal(s):

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Bullion Monarch Mining, Inc.

20 North Main, Suite 202

St. George, UT 84770

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on  Monday, October 04, 2010

NAME

ADDRESS1

ADDRESS2

ADDRESS3

COUNTRY

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, BULLION MONARCH

MINING, INC  has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies.

This reduces postage, printing expenses, and unnecessary paper waste.

This communication presents only an overview of the more complete proxy materials that are available to you on the

Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The Board of Directors recommend a vote FOR the following proposals:

1. Election of Directors

1.      R. Don Morris

2.      Peter Passaro

3.      James A. Morris

4.      John Demara

5.      Larry L. Anderson, PhD

2. On a resolution ratifying the re-selection of Mantyla McReynolds as the Company’s independent registered public accounting firm.

NOTE:      To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the Proxy

Statement.

How to Access the Proxy Materials

The proxy statement and annual report to security holders are available online at:

www.colonialstock.com/bullion2010

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before:  September 24, 2010

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

BY PHONE - 877-285-8605

-Please have your notice and proxy card in hand when you call.

BY INTERNET -  www.colonialstock.com/bullion2010

-On the above website, you can request paper copies of the materials by clicking "Request Copy" and entering the control number below as directed.

BY EMAIL -  annualmeeting@colonialstock.com

-List the control number below and clearly identify the materials you are requesting and the name and address or email address to which the materials should be sent.

Meeting Information

How to Vote

Meeting Type:

Annual Meeting

1.      Vote online at:    www.colonialstock.com/bullion2010

Meeting Date:

October 04, 2010

on the above-listed website by clicking "Vote" and then entering

Meeting Time:

11:00 AM      PST

the control number below.

Meeting Location:

South Point Hotel

2.      Vote by calling (877) 285-8605.

9777 Las Vegas Blvd

3.      Send a paper voting card by mail (after requesting copies).

South Las Vegas, Nevada 89183

4.      Vote in person at the meeting.

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